UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                      October 4, 2004 (October 1, 2004)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-22356                   58-20583
(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On October 1, 2004, Friedman's, Inc. ("Friedman's") issued a press release announcing that it has received vendor agreements under its secured trade credit program representing more than $15 million in obligations owed by Friedman's to participating vendors. As a result, an additional $9.5 million previously reserved under Friedman's credit facility has become available. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.   Financial Statements and Exhibits.

         (c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number               Description
------               -----------

Exhibit 99.1         Press release dated October 1, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Friedman's Inc.
                                             (Registrant)

Date: October 4, 2004                        By: /s/ C. Steven Moore
                                                 --------------------------
                                                 C. Steven Moore
                                                 Chief Administrative Officer
                                                   and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press release dated October 1, 2004